Exhibit 99.3

                                                               APPENDIX A TO THE
                                                        ADMINISTRATION AGREEMENT

                              DEFINITIONS AND USAGE

                                      Usage

            The following rules of construction and usage shall be applicable to any instrument that is governed by this Appendix:

            (a) All terms defined in this Appendix shall have the defined meanings when used in any instrument governed hereby and in any certificate or other document made or delivered pursuant thereto unless otherwise defined therein.

            (b) As used herein, in any instrument governed hereby and in any certificate or other document made or delivered pursuant thereto, accounting terms not defined in this Appendix or in any such instrument, certificate or other document, and accounting terms partly defined in this Appendix or in any such instrument, certificate or other document to the extent not defined, shall have the respective meanings given to them under generally accepted accounting principles as in effect on the date of such instrument. To the extent that the definitions of accounting terms in this Appendix or in any such instrument, certificate or other document are inconsistent with the meanings of such terms under generally accepted accounting principles, the definitions contained in this Appendix or in any such instrument, certificate or other document shall control.

            (c) The words "hereof", "herein", "hereunder" and words of similar import when used in an instrument refer to such instrument as a whole and not to any particular provision or subdivision thereof; references in an instrument to "Article", "Section" or another subdivision or to an attachment are, unless the context otherwise requires, to an article, section or subdivision of or an attachment to such instrument; and the term "including" means "including without limitation".

            (d) The definitions contained in this Appendix are equally applicable to both the singular and plural forms of such terms and to the masculine as well as to the feminine and neuter genders of such terms.

            (e) Any agreement, instrument or statute defined or referred to below or in any agreement or instrument that is governed by this Appendix means such agreement or instrument or statute as from time to time amended, modified or supplemented, including (in the case of agreements or instruments) by waiver or consent and (in the case of statutes) by succession of comparable successor statutes and includes (in the case of agreements or instruments) references to all attachments thereto and instruments incorporated therein. References to a Person are also to its permitted successors and assigns.

                                   Definitions

            "Act" has the meaning specified in Section 11.03(a) of the Indenture.

            "Additional Fundings" means any withdrawals from the Collateral Reinvestment Account for any of the purposes set forth in Section 2(f) of the Administration Agreement.

            "Additional Guarantor" means a Federal Guarantor (other than an Initial Guarantor) of a Financed Student Loan (other than an Initial Financed Student Loan) which has entered into a guarantee agreement with the Eligible Lender Trustee.

            "Add-on Consolidation Loan" means a Student Loan, the principal balance of which is added to an existing Consolidation Loan within 210 days from the date that the existing Consolidation Loan was made, as required by the Higher Education Act.

            "Add-on Consolidation Loan Funding Date" means each day, prior to the end of the Add-on Period, on which the principal balance of an Add-on Consolidation Loan is added to the principal balance of a Consolidation Loan in the Trust pursuant to Section 6.07 of the Trust Agreement.

            "Add-on Period" means the period starting on the Closing Date and ending on the date that is 210 days from the date that the last Consolidation Loan was originated by the Trust during the Revolving Period.

            "Administration Agreement" means the Administration Agreement dated as of April 1, 2000, among the Issuer, the Administrator and the Indenture Trustee.

            "Administration Fee" means, with respect to each Monthly Payment Date, an amount equal to one-twelfth of the product of (i) 0.05% and (ii) the Pool Balance as of the close of business on the last day of the calendar month immediately preceding such Monthly Payment Date.

            "Administrator" means USA Group Secondary Market Services, Inc., a Delaware corporation, in its capacity as administrator of the Issuer and the Financed Student Loans.

            "Administrator Default" shall have the meaning set forth in Section 12 of the Administration Agreement.

            "Administrator's Certificate" means an Officers' Certificate of the Administrator delivered pursuant to Section 2(b)(ii) of the Administration Agreement.

            "Affiliate" means, with respect to any specified Person, any other Person controlling or controlled by or under common control with such specified Person. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether


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through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

            "Assignment" means a duly executed assignment delivered pursuant to
Section 3.02 of the Loan Sale Agreement in the form set forth in Exhibit F to such Agreement.

            "Authorized Officer" means (i) with respect to the Issuer, any officer of the Eligible Lender Trustee who is authorized to act for the Eligible Lender Trustee in matters relating to the Issuer pursuant to the Basic Documents and who is identified on the list of Authorized Officers delivered by the Eligible Lender Trustee to the Indenture Trustee on the Closing Date (as such list may be modified or supplemented from time to time thereafter) and (ii) with respect to the Seller, the Servicer and the Administrator, any officer or other authorized representative of the Seller, the Servicer or the Administrator, respectively, who is authorized to act for the Seller, the Servicer or the Administrator, respectively, in matters relating to itself or to the Issuer and to be acted upon by the Seller, the Servicer or the Administrator, respectively, pursuant to the Basic Documents and who is identified on the list of Authorized Officers delivered by the Seller, the Servicer and the Administrator, respectively, to the Indenture Trustee on the Closing Date (as such list may be modified or supplemented from time to time thereafter).

            "Available Funds" means, with respect to a Quarterly Payment Date and the related Collection Period, the sum of (1) the amounts specified in clauses (i) through (vi) of the definition of Monthly Available Funds for each of the three Monthly Collection Periods included in such Collection Period, (2) any Trust Swap Receipt Amount and the remainder of any Termination Payment received by the Trust with respect to such Quarterly Payment Date and (3) at the end of the Revolving Period, the amount deposited from the Prefunding Account to the Collection Account pursuant to Section 2(k)(iv) of the Administration Agreement; provided, however, that if with respect to any Quarterly Payment Date there would not be sufficient funds, after application of the Available Funds (as defined above) and amounts available first from the Prefunding Account and second from the Reserve Account, to pay any of the items specified in clauses
(v)(A) through (v)(C) of Section 2(d) of the Administration Agreement, then the Available Funds for such Quarterly Payment Date will include, in addition to the Available Funds (as defined above), amounts on deposit in the Collection Account on the Determination Date relating to such Quarterly Payment Date which would have constituted the Available Funds for the Quarterly Payment Date succeeding such Quarterly Payment Date up to the amount necessary to pay such items, and the Available Funds for such succeeding Quarterly Payment Date will be adjusted accordingly; and provided, further, that the Available Funds will exclude (A) all payments and proceeds (including Liquidation Proceeds) of any Financed Student Loans the Purchase Amounts of which were included in the Available Funds for a prior Collection Period; (B) except as expressly included in clause (iv) of the definition of Monthly Available Funds, amounts released from the Collateral Reinvestment Account; (C) any Monthly Rebate Fees paid during the related Collection Period by or on behalf of the Trust; (D) any collections in respect of principal on the Financed Student Loans applied by the Eligible Lender Trustee on behalf of the Trust prior to the end of the Revolving Period to make deposits to the Collateral Reinvestment Account pursuant to Section 2(d)(i) of the Administration Agreement and, after the end of the Revolving Period, any expenditure of the Net Principal Cash Flow Amount used to


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fund the addition of any Add-on Consolidation Loans, to purchase Serial Loans or to fund the acquisition of Exchanged Serial Loans during the related Collection Period; and (E) the Servicing Fee, all overdue Servicing Fees, the
Administration Fee and all overdue Administration Fees paid on each Monthly Payment Date that is not a Quarterly Payment Date during the related Collection Period.

            "Bank One" means Bank One, National Association, or any successor thereto and shall also be deemed to include any eligible lender under the Higher Education Act that agrees to be bound by the provisions of the Loan Sale Agreement pursuant to Section 4.02 thereof.

            "Basic Documents" means the Trust Agreement, the Indenture, the Loan Sale Agreement, the Servicing Agreement, the Administration Agreement, the Depository Agreement, the Guarantee Agreements, any Swap Agreement and other documents and certificates delivered in connection with any thereof.

            "Billing Account" means those combined loans of a Borrower with the same lender and branch, which loans are in the same status, and are the same loan type, and are guaranteed by the same Guarantor and which require the same processing and billing requirements. Stafford Loans which are already in repayment and being serviced by the Servicer will not be merged with new Stafford Loans for the same Borrower, and each such Stafford Loan will be treated as a separate Billing Account.

            "Book-Entry Note" means a beneficial interest in the Senior Notes and the Subordinate Notes, ownership and transfers of which shall be made through book entries by a Clearing Agency as described in Section 2.10 of the Indenture.

            "Borrower" means an individual who is the maker of a Borrower Note and who obtains a Student Loan from an "eligible lender" in accordance with the Higher Education Act and the policies and procedures of a Guarantor.

            "Borrower Incentive Programs" means the incentive program of the Administrator which provides that Borrowers of Federal Consolidation Loans whose applications were received during the period from October 1, 1998 through January 31, 1999 and make their first 48 payments on time may receive a 1% per annum interest rate reduction for the remaining term of their Consolidation Loan and if such Borrowers use the USA Group Loan Services AutoCheck (R) auto-debit system to remit payments directly from their bank accounts, such Borrowers may receive a 0.25% per annum interest rate reduction on their Student Loans, as such program may be modified from time to time.

            "Borrower Note" means a promissory note of a Borrower for a Student Loan set forth on the appropriate form furnished by the Guarantor which Borrower Note meets the criteria set forth by the Higher Education Act and the policies and procedures of the Guarantor.

            "Business Day" means any day other than (i) a Saturday or a Sunday, or (ii) a day on which banking institutions or trust companies in the States of Illinois, New York or Indiana or


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in the city in which the Corporate Trust Office of the Indenture Trustee is located are authorized or obligated by law, regulation or executive order to remain closed.

            "Business Trust Statute" means Chapter 38 of Title 12 of the Delaware Code, 12 Del. Code ss. 3801 et seq., as the same may be amended from time to time.

            "Capitalized Interest Amount" means for any Monthly Collection Period or other period of determination, the amount of interest that accrued on the Financed Student Loans during such period but was not then payable and that has been or will, pursuant to the terms of such Financed Student Loans, be capitalized and added to the principal balances of such loans.

            "Certificate of Trust" means the Certificate of Trust in the form of Exhibit A to the Trust Agreement to be filed for the Trust pursuant to Section 3810(a) of the Business Trust Statute.

            "Choice Rates(TM) Program" means the Incentive Program of the Administrator which provides that Borrowers of Stafford Loans whose loans were disbursed on or after January 1, 1996 and who make their first 48 payments on time receive a 2% per annum interest rate reduction for the remaining term of their Student Loan, as such program may be modified from time to time.

            "Choice Repay(TM) Program" means the Incentive Program of the Administrator which provides for Borrowers of Stafford Loans whose loans were disbursed on or after January 1, 1996 and who use the USA Group Loan Services AutoCheck(R) auto-debit system to remit payments directly from their bank accounts to receive a 0.25% per annum interest rate reduction on their Student Loans, as such program may be modified (with notice to the Rating Agencies) after the Cutoff Date, other than as it may be modified to increase such interest rate reduction.

            "Class A-1 Note" means a Class A-1 Floating Rate Asset- Backed Senior Note issued pursuant to the Indenture, substantially in the form of Exhibit A-1 thereto.

            "Class A-1 Note Final Maturity Date" means the April 2008 Quarterly Payment Date.

            "Class A-1 Note Pool Factor" as of the close of business on a Quarterly Payment Date means a seven-digit decimal figure equal to the outstanding principal amount of the Class A-1 Notes divided by the original outstanding principal amount of the Class A-1 Notes. The Class A-1 Note Pool Factor will be 1.0000000 as of the Closing Date; thereafter, the Class A-1 Note Pool Factor will decline to reflect reductions in the outstanding principal amount of the Class A-1 Notes.

            "Class A-1 Note Rate" means, with respect to any Quarterly Interest Period, the interest rate per annum (computed on the basis of the actual number of days in such Quarterly Interest Period over a year of 360 days) equal to Three-Month LIBOR for the related LIBOR Reset Period plus 0.08%.


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            "Class A-1 Noteholder" means the Noteholder of a Class A-1 Note.

            "Class A-1 Noteholders' Interest Carryover Shortfall" means, with respect to any Quarterly Payment Date, the excess of (i) the Class A-1 Noteholders' Interest Distribution Amount on the preceding Quarterly Payment Date over (ii) the amount of interest actually distributed to the Class A-1 Noteholders on such preceding Quarterly Payment Date, plus interest on the amount of such excess, to the extent permitted by law, at the then current Class A-1 Note Rate from such preceding Quarterly Payment Date to the current Quarterly Payment Date.

            "Class A-1 Noteholders' Interest Distribution Amount" means, with respect to any Quarterly Payment Date, the sum of (i) the amount of interest accrued at the Class A-1 Note Rate for the related Quarterly Interest Period on the outstanding principal balance of the Class A-1 Notes on the immediately preceding Quarterly Payment Date (after giving effect to all principal distributions to holders of Class A-1 Notes on such date) or, in the case of first Quarterly Payment Date, on the Closing Date and (ii) the Class A-1 Noteholders' Interest Carryover Shortfall for such Quarterly Payment Date.

            "Class A-2 Note" means a Class A-2 Floating Rate Asset- Backed Senior Note issued pursuant to the Indenture, substantially in the form of Exhibit A-2 thereto.

            "Class A-2 Note Final Maturity Date" means the April 2029 Quarterly Payment Date.

            "Class A-2 Note Pool Factor" as of the close of business on a Quarterly Payment Date means a seven-digit decimal figure equal to the outstanding principal amount of the Class A-2 Notes divided by the original outstanding principal amount of the Class A-2 Notes. The Class A-2 Note Pool Factor will be 1.0000000 as of the Closing Date; thereafter, the Class A-2 Note Pool Factor will decline to reflect reductions in the outstanding principal balance of the Class A-2 Notes.

            "Class A-2 Note Rate" means, with respect to any Quarterly Payment Date and the related Quarterly Interest Period, the interest rate per annum (computed on the basis of the actual number of days in such Quarterly Interest Period over a year of 360 days) equal to Three-Month LIBOR for the related LIBOR Reset Period plus 0.20%.

            "Class A-2 Noteholder" means the Noteholder of a Class A-2 Note.

            "Class A-2 Noteholders' Interest Carryover Shortfall" means, with respect to any Quarterly Payment Date, the excess of (i) the Class A-2 Noteholders' Interest Distribution Amount on the preceding Quarterly Payment Date over (ii) the amount of interest actually distributed to the Class A-2 Noteholders on such preceding Quarterly Payment Date, plus interest on the amount of such excess, to the extent permitted by law at the then current Class A-2 Note Rate from such preceding Quarterly Payment Date to the current Quarterly Payment Date.

            "Class A-2 Noteholders' Interest Distribution Amount" means, with respect to any Quarterly Payment Date, the sum of (i) the amount of interest accrued at the Class A-2 Note Rate


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for the related Quarterly Interest Period on the aggregate principal amount of the Class A-2 Notes outstanding on the immediately preceding Quarterly Payment Date (after giving effect to all principal distributions to holders of Class A-2 Notes on such date) or, in the case of the first Quarterly Payment Date, on the Closing Date and (ii) the Class A-2 Noteholders' Interest Carryover Shortfall for such Quarterly Payment Date;

            "Clearing Agency" means an organization registered as a "clearing agency" pursuant to Section 17A of the Exchange Act.

            "Clearing Agency Participant" means a broker, dealer, bank, other financial institution or other Person for whom from time to time a Clearing Agency effects book-entry transfers and pledges of securities deposited with the Clearing Agency.

            "Closing Date" means May 19, 2000.

            "Code" means the Internal Revenue Code of 1986, as amended from time to time, and Treasury Regulations promulgated thereunder.

            "Collateral" has the meaning specified in the Granting Clause of the Indenture.

            "Collateral Reinvestment Account" means the account designated as such, established and maintained pursuant to Section 2(c) of the Administration Agreement, which shall be an Eligible Deposit Account.

            "Collateral Reinvestment Account Trigger" will be triggered with respect to any Monthly Collection Period during the Revolving Period if (1) Three-Month LIBOR for the related LIBOR Reset Period exceeds (2) the greater of
(a) the T-Bill Rate for the preceding calendar month and (b) the 91-Day Treasury Bill rate in effect for the variable rate Student Loans effective as of the preceding July 1, by more than 1.25%; provided that the Collateral Reinvestment Account Trigger may be modified for any reason (including as a result of the Trust entering into one or more Swap Agreements) upon satisfaction of the Rating Agency Condition.

            "Collection Account" means the account designated as such, established and maintained pursuant to Section 2(c) of the Administration Agreement, which shall be an Eligible Deposit Account.

            "Collection Account Closing Date Deposit" means $9,581,119.

            "Collection Period" means, with respect to the first Quarterly Payment Date, the period beginning on the Cutoff Date and ending on September 30, 2000, and with respect to each subsequent Quarterly Payment Date, the Collection Period means the three calendar months immediately following the end of the previous Collection Period.

            "Commission" means the Securities and Exchange Commission.

            "Company" means Secondary Market Company, Inc., a Delaware corporation.


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

            "Consolidation Fee" means any Federal Origination Fee, Monthly Rebate Fee or similar fee payable to the Department relating to the origination or ownership of Consolidation Loans.

            "Consolidation Loan" means a Student Loan made pursuant to the Higher Education Act to consolidate the Borrower's obligations under various federally authorized student loan programs into a single loan, as supplemented by the addition of any related Add-on Consolidation Loans.

            "Corporate Trust Office" means (i) with respect to the Indenture Trustee, the principal office of the Indenture Trustee at which at any particular time its corporate trust business shall be administered, which office at the Closing Date is located at Four Albany Street, New York, New York 10006,
Attention: Corporate Trust and Agency Group, Structured Finance (telephone:
(212) 250-6547; facsimile: (212) 250-6439) or at such other address as the Indenture Trustee may designate from time to time by notice to the Noteholders and the Seller, or the principal corporate trust office of any successor Indenture Trustee (the address of which the successor Indenture Trustee will notify the Noteholders and the Seller) and (ii) with respect to the Eligible Lender Trustee, the principal corporate trust office of the Eligible Lender Trustee located at 1 Bank One Plaza, Suite IL1-0126m Chicago, Illinois, 60670-0126 Attention: Global Corporate Trust Services Division, Steve Husbands (telephone: (212) 373-1140; facsimile: (212) 373-1383) or at such other address as the Eligible Lender Trustee may designate by notice to the Seller or the principal corporate trust office of any successor Eligible Lender Trustee (the address of which the successor Eligible Lender Trustee will notify the Seller.

            "Custodian" means Loan Services, in its capacity as custodian of the Borrower Notes or any permitted successor Custodian.

            "Cutoff Date" means April 1, 2000.

            "Default" means any occurrence that is, or with notice or the lapse of time or both would become, an Event of Default.

            "Deferral" means the period defined by the Higher Education Act and the policies of the related Guarantor during which a Borrower (in Repayment) is entitled to postpone making payments upon the submission of appropriate documentation.

            "Deferral Loan" means a Student Loan during a period of Deferral.

            "Definitive Notes" has the meaning specified in Section 2.10 of the Indenture.

            "Delaware Trust" has the meaning specified in Section 10.01 of the Trust Agreement.

            "Delaware Trustee" has the meaning set forth in Section 10.01 of the Trust Agreement.


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

            "Deleted Student Loan" has the meaning specified in Section 3.02 of the Loan Sale Agreement.

            "Delinquency Percentage" means, as of any date of determination, the percentage equivalent of a fraction the numerator of which is the aggregate principal balances of the Financed Student Loans which are Repayment Loans and which either (a) are over 210 days delinquent or (b) have had claims filed with the Department for which payment is still awaited, and the denominator of which is the aggregate principal balance of the Financed Student Loans which are Repayment Loans.

            "Delivery" when used with respect to Trust Account Property means:

      (a) with respect to bankers' acceptances, commercial paper, negotiable certificates of deposit and other obligations that constitute instruments and are susceptible of physical delivery ("Physical Property"):

            (i) transfer of possession thereof to the Indenture Trustee, endorsed to, or registered in the name of, the Indenture Trustee or its nominee or endorsed in blank;

      (b) with respect to a certificated security:

             (i) delivery thereof in bearer form to the Indenture Trustee; or

            (ii) delivery thereof in registered form to the Indenture Trustee and

                  (A) the certificate is endorsed to the Indenture Trustee or in blank by effective endorsement; or

                  (B) the certificate is registered in the name of the Indenture Trustee, upon original issue or registration of transfer by the issuer;

       (c)  with respect to an uncertificated security:

            (i) the delivery of the uncertificated security to the Indenture Trustee; or

            (ii) the issuer has agreed that it will comply with instructions originated by the Indenture Trustee without further consent by the registered owner;

       (d) with respect to any security issued by the U.S. Treasury, the Federal Home Loan Mortgage Corporation or by the Federal National Mortgage Association that is a book-entry security held through the Federal Reserve System pursuant to Federal book-entry regulations:

            (i) a Federal Reserve Bank by book entry credits the book-entry security to the securities account (as defined in 31 CFR Part 357) of a participant (as defined in 31 CFR Part 357) which is also a securities intermediary; and


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

            (ii) the participant indicates by book entry that the book-entry security has been credited to the Indenture Trustee's securities account;

      (e) with respect to a security entitlement:

            (i) the Indenture Trustee becomes the entitlement holder; or

            (ii) the securities intermediary has agreed that it will comply with entitlement orders originated by the Indenture Trustee

      (f) without further consent by the entitlement holder; for the purpose of clauses (b) and (c) hereof "delivery" means:

            (i) with respect to a certificated security:

                  (A) the Indenture Trustee acquires possession thereof;

                  (B) another person (other than a securities intermediary) either acquires possession thereof on behalf of the Indenture Trustee or, having previously acquired possession thereof, acknowledges that it holds for the Indenture Trustee; or

                  (C) a securities intermediary acting on behalf of the Indenture Trustee acquires possession of thereof, only if the certificate is in registered form and has been specially endorsed to the Indenture Trustee by an effective endorsement;

            (ii) with respect to an uncertificated security:

                  (A) the issuer registers the Indenture Trustee as the registered owner, upon original issue or registration of transfer; or

                  (B) another person (other than a securities intermediary) either becomes the registered owner thereof on behalf of the Indenture Trustee or, having previously become the registered owner, acknowledges that it holds for the Indenture Trustee;

      (g) for purposes of this definition, except as otherwise indicated, the following terms shall have the meaning assigned to each such term in the UCC:

            (i) "certificated security"

            (ii) "effective endorsement"

            (iii) "entitlement holder"


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            (iv) "instrument"

            (v) "securities account"

            (vi) "securities entitlement"

            (vii) "securities intermediary"

            (viii) "uncertificated security"

      (h) in each case of Delivery contemplated herein, the Indenture Trustee shall make appropriate notations on its records, and shall cause same to be made of the records of its nominees, indicating that securities are held in trust pursuant to and as provided in this Agreement.

            "Department" means the United States Department of Education, an agency of the Federal government.

            "Depositor" means the Seller in its capacity as Depositor under the Trust Agreement.

            "Depository Agreement" means, the agreement with respect to the Notes attached to the Indenture as Exhibit B.

            "Determination Date" means, with respect to any Monthly Payment Date, the third Business Day preceding such Monthly Payment Date.

            "Early Amortization Event" means any of the following events:

            (i) an Event of Default occurring under the Indenture, a Servicer Default occurring under the Servicing Agreement or an Administrator Default occurring under the Administration Agreement;

            (ii) an Insolvency Event occurring with respect to the Seller;

            (iii) the Issuer becoming subject to registration as an investment company under the Investment Company Act of 1940, as amended;

            (iv) as of the end of any Collection Period, the percentage (by principal balance) of Financed Student Loans the Borrowers of which use such loans to attend schools identified by the related Guarantor as proprietary or vocational exceeds 35.00% of the Pool Balance;


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

            (v) as of the end of any Collection Period, the percentage (by principal balance) of Financed Student Loans which are not in repayment and are not eligible for Interest Subsidy Payments exceed 50.00% of the Pool Balance; or

            (vi) the Excess Spread, with respect to each of any two successive Quarterly Payment Dates, is less than 0.50%, or

            (vii) the arithmetic average of the Delinquency Percentage as of the end of each of two successive Collection Periods exceeds 20.00%.

            "Educational Institution" means any institution of higher education that participates in the guaranteed loan programs authorized by Title IV of the Higher Education Act and which is deemed eligible by a Guarantor to participate in such Guarantor's program.

            "Eligible Deposit Account" means either (a) a segregated account with an Eligible Institution or (b) a segregated trust account with the corporate trust department of a depository institution organized under the laws of the United States of America or any one of the States (or any domestic branch of a foreign bank), having corporate trust powers and acting as trustee for funds deposited in such account, so long as any of the securities of such depository institution have a credit rating from each Rating Agency in one of its generic rating categories which signifies investment grade.

            "Eligible Institution" means a depository institution organized under the laws of the United States of America or any one of the States (or any domestic branch of a foreign bank), which (i) has (A) either a long-term senior unsecured debt rating of "AAA" by S&P and if rated by Fitch, "AAA" by Fitch or a short-term senior unsecured debt or certificate of deposit rating of "A-1+" by S&P and if rated by Fitch, "F-1+" by Fitch and (B)(1) a long-term senior unsecured debt rating of "A1" or better and (2) a short-term senior unsecured debt rating of "P-1" by Moody's, or any other long-term, short-term or certificate of deposit rating acceptable to the Rating Agencies and (ii) whose deposits are insured by the FDIC. If so qualified, the Eligible Lender Trustee or the Indenture Trustee may be considered an Eligible Institution.

            "Eligible Investments" means book-entry securities, negotiable instruments or securities represented by instruments in bearer or registered form which evidence:

            (a) direct obligations of, and obligations fully guaranteed as to timely payment by, the United States of America;

            (b) demand deposits, time deposits or certificates of deposit of any depository institution or trust company incorporated under the laws of the United States of America or any State (or any domestic branch of a foreign bank) and subject to supervision and examination by Federal or state banking or depository institution authorities (including depository receipts issued by any such institution or trust company as custodian with respect to any obligation referred to in clause (a) above or portion of such obligation for the benefit of the holders of such depository receipts); provided, however, that at the time


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      of the investment or contractual commitment to invest therein (which shall be deemed to be made again each time funds are reinvested following each Quarterly Payment Date), the commercial paper or other short-term senior unsecured debt obligations (other than such obligations the rating of which is based on the credit of a Person other than such depository institution or trust company) thereof shall have a credit rating from each of the Rating Agencies in the highest investment category granted thereby;

            (c) commercial paper having, at the time of the investment or contractual commitment to invest therein, a rating from each of the Rating Agencies in the highest investment category granted thereby;

            (d) investments in money market funds having a rating from each of the Rating Agencies in the highest investment category granted thereby (including funds for which the Indenture Trustee, the Servicer or the Eligible Lender Trustee or any of their respective Affiliates is investment manager or advisor);

            (e) bankers' acceptances issued by any depository institution or trust company referred to in clause (b) above;

            (f) repurchase obligations with respect to any security that is a direct obligation of, or fully guaranteed by, the United States of America or any agency or instrumentality thereof the obligations of which are backed by the full faith and credit of the United States of America, in either case entered into with a depository institution or trust company (acting as principal) described in clause (b) above;

            (g) any other investment permitted by each of the Rating Agencies as set forth in a writing delivered to the Indenture Trustee.

      No obligation will be considered to be rated in the highest investment category if it has an "r" highlighter affixed to its rating.

            Fitch shall be considered to be a "Rating Agency" for the purpose of assessing the eligibility hereunder of any investment pursuant to clause (b),
(c), (d), (e), and (f) only if Fitch is providing a rating which can be used, pursuant to the terms of the applicable clause, to assess such investment.

            "Eligible Lender Trustee" means Bank One, National Association, a national banking association, not in its individual capacity but solely as Eligible Lender Trustee under the Trust Agreement.

            "Event of Default" has the meaning specified in Section 5.01 of the Indenture.

            "Excess Spread" means, with respect to any Quarterly Payment Date, the percentage equivalent of a fraction the numerator of which is the product of
(a) four and (b) the difference between (x) the sum of (i) the Expected Interest Collections for such Quarterly Payment Date and (ii) the Trust Swap Receipt Amounts, if any, for such Quarterly Payment Date and (y) the sum of (i) the Servicing Fee for such Quarterly Payment Date and all prior unpaid Servicing Fees, (ii) the Administration Fee for such Quarterly Payment Date and all prior unpaid Administration Fees, (iii) the Senior Noteholders' Interest Distribution Amount for such Quarterly Payment Date and the Trust Swap Payment Amounts, if any, for such Quarterly Payment Date, and
(iv) the Subordinate Noteholders' Interest Distribution Amount for such Quarterly Payment Date, and the denominator of which is the average of the amount of the Pool Balance calculated as of the first and the last day of the related Collection Period.

            "Exchange Act" means the Securities Exchange Act of 1934, as amended.

            "Exchanged Serial Loan" means a Serial Loan owned by the Seller to be exchanged into the Trust for an Exchanged Student Loan.

            "Exchanged Student Loan" means a Financed Student Loan that (i) was originated under the same loan program and is guaranteed by a Guarantor and entitles the holder thereof to receive interest based on the same interest rate index as the Serial Loan for which it is to be exchanged (an "Exchanged Serial Loan") and (ii) will not, at any level of such interest rate index, have an interest rate that is greater than that of the Exchanged Serial Loan.

            "Executive Officer" means, with respect to any corporation, the Chief Executive Officer, Chief Operating Officer, Chief Financial Officer, President, any Executive Vice President, any Senior Vice President, any Vice President, the Secretary or the Treasurer of such corporation; and with respect to any partnership, any general partner thereof.

            "Expected Interest Collections" means, with respect to any Quarterly Interest Period, the sum of (i) the amount of interest accrued, net of accrued Monthly Rebate Fees and other amounts required by the Higher Education Act to be paid to the Department, with respect to the Financed Student Loans for the related Student Loan Rate Accrual Period (whether or not such interest is actually paid), (ii) all Interest Subsidy Payments and Special Allowance Payments estimated to have accrued for such Student Loan Rate Accrual Period whether or not actually received (taking into account any expected deduction therefrom of Federal Origination Fees) and (iii) Investment Earnings for such Student Loan Rate Accrual Period.

            "Expenses" means any and all liabilities, obligations, losses, damages, taxes, claims, actions and suits, and any and all reasonable costs, expenses and disbursements (including reasonable legal fees and expenses) of any kind and nature whatsoever which may at any time be imposed on, incurred by, or asserted against the Eligible Lender Trustee or any of its officers, directors or agents in any way relating to or arising out of the Trust Agreement, the other Basic Documents, the Trust Estate, the administration of the Trust Estate or the action or inaction of the Eligible Lender Trustee under the Trust Agreement or the other Basic Documents.

            "FDIC" means the Federal Deposit Insurance Corporation.

            "Federal Guarantor" means a state or private non-profit guarantor that guarantees the payment of principal of and interest on any of the Financed Student Loans, which agency is reinsured by the Department under the Higher Education Act for between (x) 80% and 100% of the amount of default claims paid by such Federal Guarantor for a given federal fiscal year for loans disbursed prior to October 1, 1993, for 78% to 98% of default claims paid for loans disbursed on or after October 1, 1993 but prior to October 1, 1998 any (y) 75% to 95% of the amount of default claims paid to by such Federal Guarantor for a given federal fiscal year for loans disbursed on or after October 1, 1998 and for 100% of death, disability, bankruptcy, closed school and false certification claims paid.

            "Federal Origination Fee" means, with respect to each Consolidation Loan that is originated by the Eligible Lender Trustee on behalf of the Issuer and each Add-on Consolidation Loan that is added to the principal balance of a Consolidation Loan, the origination fee payable to the Department equal to 0.5% of the initial principal balance of such Consolidation Loan or Add-on Consolidation Loan.

            "Financed Student Loans" means those Student Loans that, as of any date of determination, have been conveyed to the Issuer, consisting of the Initial Financed Student Loans as of the Closing Date and, thereafter, any Prefunded Loans, Serial Loans or New Loans conveyed to the Issuer from the Seller, any Consolidation Loans originated by the Trust as provided in Section
6.07 of the Trust Agreement, any Consolidation Loans the principal balance of which is increased by the principal balance of any related Add-on Consolidation Loan as provided in Section 6.07 of the Trust Agreement and any Qualified Substitute Student Loans conveyed to the Issuer as provided in Section 3.02 of the Loan Sale Agreement.

            "Fitch" means Fitch IBCA, Inc. or any successor thereto.

            "Forbearance Loan" means a Student Loan during a period of forbearance of loan collections pursuant to the Higher Education Act.

            "Grace" means the initial period following reduction by the student Borrower to less than the minimum course load required by the Higher Education Act, during which the student Borrower is not required to make payments on the principal amount of the Borrower Note(s).

            "Grace Loan" means a Student Loan during a period of Grace.

            "Grant" means mortgage, pledge, bargain, sell, warrant, alienate, remise, release, convey, assign, transfer, create, and grant a lien upon and a security interest in and right of set-off against, deposit, set over and confirm pursuant to the Indenture. A Grant of the Collateral or of any other agreement or instrument shall include all rights, powers and options (but none of the obligations) of the Granting party thereunder, including the immediate and continuing right to claim for, collect, receive and give receipt for principal and interest payments in respect of the Collateral and all other moneys payable thereunder, to give and receive notices and other communications, to make waivers or other agreements, to exercise all rights and options, to bring Proceedings in the name of the Granting party or otherwise and generally to do and receive anything that the Granting party is or may be entitled to do or receive thereunder or with respect thereto.

            "Guarantee Agreement" means each agreement to guarantee Student Loans entered into by the Eligible Lender Trustee on behalf of the Trust with a Guarantor.

            "Guarantee Payment" means any payment made by a Guarantor pursuant to a Guarantee Agreement in respect of a Student Loan.

            "Guarantor" means the Initial Guarantors and any Additional Guarantors.

            "Higher Education Act" means the Higher Education Act of 1965, as amended, together with any rules, regulations and interpretations thereunder.

            "Incentive Financed Student Loan" means a Financed Student Loan which is subject to an Incentive Program other than the Seller's Choice Repay(TM) Program.

            "Incentive Interest Deposit" means, with respect to each Monthly Collection Period and Collection Period and each Incentive Financed Student Loan, the difference, if any, between the amount of interest or other amounts which would have been payable with respect to such Incentive Financed Student Loan during such Monthly Collection Period or Collection Period, as applicable, had no Incentive Program been in effect with respect to such Incentive Financed Student Loan and the amount of interest and other amounts which were payable with respect to such Incentive Financed Student Loan during such Monthly Collection Period or Collection Period, as applicable, after giving effect to such Incentive Program.

            "Incentive Program" means any program terminable at will by the Administrator pursuant to which the Administrator may choose to reduce the interest rate or offer any other benefit on a Student Loan, and shall initially include the Seller's Choice Rates(TM) and Choice Repay(TM) Programs and the Borrower Incentive Program, as such program may be modified from time to time.

            "Indenture" means the Indenture dated as of April 1, 2000, between the Issuer and the Indenture Trustee.

            "Indenture Trust Estate" means all money, instruments, rights and other property that are subject or intended to be subject to the lien and security interest of the Indenture for the benefit of the Noteholders (including all property and interests Granted to the Indenture Trustee), including all proceeds thereof.

            "Indenture Trustee" means Bankers Trust Company, a New York banking corporation, not in its individual capacity but solely as Indenture Trustee under the Indenture.

            "Independent" means, when used with respect to any specified Person, that the Person (a) is in fact independent of the Issuer, any other obligor upon the Notes, the Seller and any Affiliate of any of the foregoing Persons, (b) does not have any direct financial interest or any material indirect financial interest in the Issuer, any such other obligor, the Seller or any Affiliate of any of the foregoing Persons and (c) is not connected with the Issuer, any such other obligor, the Seller or any Affiliate of any of the foregoing Persons as an officer, employee, promoter, underwriter, trustee, partner, director or person performing similar functions.

            "Independent Certificate" means a certificate or opinion to be delivered to the Indenture Trustee under the circumstances described in, and otherwise complying with, the applicable requirements of Section 11.01 of the Indenture, made by an Independent appraiser or other expert appointed by an Issuer Order and approved by the Indenture Trustee in the exercise of reasonable care, and such opinion or certificate shall state that the signer has read the definition of "Independent" in the Indenture and that the signer is Independent within the meaning thereof.

            "Initial Financed Student Loans" means those Financed Student Loans conveyed to the Issuer on the Closing Date and listed on the Schedule of Student Loans on such date.

            "Initial Guarantors" means United Student Aid Funds, Inc., a Delaware non-profit corporation, and its successors and certain other Federal Guarantors.

            "Initial Pool Balance" means $970,727,457.

            "In-School Loan" means a Student Loan during the period, excluding periods of in-school Deferral, during which a student Borrower is enrolled at an Educational Institution for at least the minimum course load required to maintain such student Borrower's eligibility to borrow under the education loan programs administered by the Guarantor.

            "Insolvency Event" means, with respect to a specified Person, (a) the filing of a decree or order for relief by a court having jurisdiction in the premises in respect of such Person or any substantial part of its property in an involuntary case under any applicable Federal or state bankruptcy, insolvency or other similar law now or hereafter in effect, or appointing a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official for such Person or for any substantial part of its property, or ordering the winding-up or liquidation of such Person's affairs, and such decree or order shall remain unstayed and in effect for a period of sixty consecutive days; or
(b) the commencement by such Person of a voluntary case under any applicable Federal or state bankruptcy, insolvency or other similar law now or hereafter in effect, or the consent by such Person to the entry of an order for relief in an involuntary case under any such law, or the consent by such Person to the appointment of or taking possession by a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official for such Person or for any substantial part of its property, or the making by such Person of any general assignment for the benefit of creditors, or the failure by such Person generally to pay its debts as such debts become due, or the taking of action by such Person in furtherance of any of the foregoing.

            "Interest Subsidy Payments" means payments, designated as such, consisting of interest subsidies by the Department in respect of the Financed Student Loans to the Eligible Lender Trustee on behalf of the Trust in accordance with the Higher Education Act.

            "Investment Earnings" means, with respect to any Monthly Payment Date, the investment earnings (net of losses and investment expenses) on amounts on deposit in the Trust Accounts to be deposited into the Collection Account on or prior to such Monthly Payment Date or Quarterly Payment Date, as applicable, pursuant to Section 2(c)(v) of the Administration Agreement.

            "Issuer" means SMS Student Loan Trust 2000-B until a successor replaces it and, thereafter, means the successor and, for purposes of any provision contained in the Indenture and required by the TIA, each other obligor on the Notes.

            "Issuer Order" and "Issuer Request" means a written order or request signed in the name of the Issuer by any one of its Authorized Officers and delivered to the Indenture Trustee.

            "LIBOR Determination Date" means, (a) with respect to any Quarterly Interest Period, other than the initial Quarterly Interest Period, the day that is the second business day prior to the commencement of the LIBOR Reset Period within such Quarterly Interest Period (or, in the case of the initial LIBOR Reset Period, on the second business day prior to the Closing Date) and (b) with respect to the initial Quarterly Interest Period, as determined pursuant to clause (a) for the period from the Closing Date to but excluding July 28, 2000 and as determined on the second Business Day prior to July 28, 2000 for the period from July 28, 2000 to but excluding October 28, 2000. For purposes of this definition, a business day is any day in which banks in the City of London and The City of New York are open for the transaction of international business.

            "LIBOR Reset Period" means the three-month period commencing on the twenty-eighth day (or, if any such day is not a Business Day, on the next succeeding Business Day) of each January, April, July and October and ending on the day immediately preceding the following LIBOR Reset Period; provided, however, that the initial LIBOR Reset Period will commence on the Closing Date.

            "Lien" means a security interest, lien, charge, pledge, equity or encumbrance of any kind, other than tax liens and any other liens, if any, which attach to the respective Student Loan by operation of law as a result of any act or omission by the related Obligor.

            "Liquidated Student Loan" means any defaulted Financed Student Loan liquidated by the Servicer or which the Servicer has, after using all reasonable efforts to realize upon the such Student Loan, determined to charge off.

            "Liquidation Proceeds" means, with respect to any Liquidated Student Loan, the moneys collected in respect thereof from whatever source, other than Recoveries, net of the sum of any reasonable out-of-pocket expenses incurred by the Servicer in connection with such liquidation and any amounts required by law to be remitted to the Borrower on such Liquidated Student Loan.

            "Loan Purchase Amount" means with respect to a Prefunded Loan, a New Loan or a Serial Loan to be purchased from the Seller by the Issuer, an amount equal to the sum of (i) the Purchase Collateral Balance and (ii) the Purchase Premium Amount; provided, however, that after the Revolving Period, the Purchase Premium Amount payable in respect of the purchase of a Serial Loan will be payable on the next succeeding Quarterly Payment Date from Reserve Account Excess, if any, for such Quarterly Payment Date in accordance with Section 2.02(c) of the Loan Sale Agreement; and provided, further, that if the Parity Date occurs before the end of the Revolving Period, then, from the Parity Date to the end of the Revolving Period, the Purchase Premium Amount payable in respect of the purchase of a Serial Loan or a New Loan will be payable on the next succeeding Quarterly Payment Date from Reserve Account Excess, if any, for such Quarterly Payment Date that is available after all distributions from such excess having a higher priority than payment of such Purchase Premium Amounts have been made in accordance with Section 2(e) of the Administration Agreement; provided, however, that the Loan Purchase Amount for any Exchanged Serial Loan shall not include any Purchase Premium Amount.

            "Loan Sale Agreement" means the Loan Sale Agreement dated as of April 1, 2000, among the Issuer, Bank One, the Seller, and the Eligible Lender Trustee.

            "Loan Services" means USA Group Loan Services, Inc., a Delaware non-profit corporation.

            "Minimum Purchase Price" means, as to any Quarterly Payment Date, an amount equal to the greater of (i) the aggregate Purchase Amounts of the Financed Student Loans as of the end of the Collection Period immediately preceding such Quarterly Payment Date and (ii) an amount that would be sufficient to (A) reduce the outstanding principal amount of the Notes then outstanding on such Quarterly Payment Date to zero, (B) pay to the Noteholders the Noteholders' Interest Distribution Amount payable on such Quarterly Payment Date (without giving effect to the Subordinate Note Trigger), (C) pay to any Swap Counterparties all amounts owed by the Trust to any Swap Counterparties under the Swap Agreements, and (D) pay to the Servicer and the Administrator all amounts owed to such entities under any of the Basic Documents.

            "Monthly Available Funds" means, with respect to each Monthly Payment Date that is not a Quarterly Payment Date, the sum of the following amounts with respect to the related Monthly Collection Period: (i) all collections received by the Servicer on the Financed Student Loans during such Collection Period (net, for the first Collection Period, of interest accrued prior to the Cutoff Date that is not to be capitalized) and remitted to the Indenture Trustee (including any Guarantee Payments received with respect to the Financed Student Loans); (ii) any Interest Subsidy Payments and Special Allowance Payments received by the Eligible Lender Trustee during such Monthly Collection Period with respect to the Financed Student Loans; (iii) all Liquidation Proceeds from any Financed Student Loans which became Liquidated Student Loans during such Monthly Collection Period in accordance with the Servicer's customary servicing procedures, and all Recoveries in respect of Liquidated Student Loans which were written off in prior Monthly Collection Periods, in each case which have been received by the Servicer and remitted to the Indenture Trustee; (iv) that portion of the amounts released from the Collateral Reinvestment Account and the Prefunding Account with respect to Additional Fundings relating to those interest costs on the Financed Student Loans which are or will be capitalized and any amounts transferred on a Determination Date from the Collateral Reinvestment Account to the Collection Account pursuant to Section 2(f)(i)(E) of the Administration Agreement; (v) the aggregate Purchase Amounts received by the Indenture Trustee for those Financed Student Loans repurchased by the Seller or purchased by the Servicer under an obligation which arose during the related Monthly Collection Period; (vi) Investment Earnings for such Monthly Payment Date; and (vii) with respect to each Monthly Payment Date other than a Quarterly Payment Date and other than an Monthly Payment Date immediately succeeding a Quarterly Payment Date, the Monthly Available Funds remaining from the Monthly Collection Period relating to the preceding Monthly Payment Date after giving effect to the application of such Monthly Available Funds on such preceding Monthly Payment Date; provided, however, that if with respect to any Monthly Payment Date there would not be sufficient funds, after application of the Monthly Available Funds (as defined above) and amounts available from the Prefunding Account and from the Reserve Account, to pay any of the items specified in Section 2(d)(iv) of the Administration Agreement, then the Monthly Available Funds for such Monthly Payment Date will include, in addition to the Monthly Available Funds (as defined above), amounts on deposit in the Collection Account on the Determination Date relating to such Monthly Payment Date which would have constituted Monthly Available Funds for the Monthly Payment Date succeeding such Monthly Payment Date up to the amount necessary to pay such items, and the Monthly Available Funds for such succeeding Monthly Payment Date will be adjusted accordingly; and provided, further, that the Monthly Available Funds will exclude (A) all payments and proceeds (including Liquidation Proceeds) of any Financed Student Loan the Purchase Amount of which has been included in the Monthly Available Funds for a prior Monthly Collection Period, (B) except as expressly included in clause (iv) above, amounts released from the Collateral Reinvestment Account, (C) any Monthly Rebate Fees paid during the related Monthly Collection Period by or on behalf of the Trust and (D) any collections in respect of principal on the Financed Student Loans applied during the related Monthly Collection Period by the Eligible Lender Trustee on behalf of the Trust prior to the end of the Revolving Period to make deposits to the Collateral Reinvestment Account pursuant to Section 2(d)(i) of the Administration Agreement and, after the end of the Revolving Period, any expenditure of the Net Principal Cash Flow Amount used to fund the addition of any Add-on Consolidation Loans, to purchase Serial Loans or to fund the acquisition of Exchanged Serial Loans during such Monthly Collection Period.

            "Monthly Collection Period" means, with respect to any Monthly Payment Date that is not a Quarterly Payment Date, the calendar month immediately preceding the month of such Monthly Payment Date.

            "Monthly Payment Date" means the twenty-eighth day of each month (or, if any such date is not a Business Day, on the next succeeding Business
Day) commencing June 2000.

            "Monthly Rebate Fee" means, for each calendar month and with respect to each Consolidation Loan that was originated on or after October 1, 1993 (except for Consolidation Loans referred to in clause (B) below), the fee payable to the Department equal to the product of

(x) one-twelfth, (y) (A) with respect to all of the Consolidation Loans (other than those, the applications of which have been received during the period from October 1, 1998 through January 31, 1999), 1.05% or (B) with respect to Consolidation Loans, the applications of which have been received during the period from October 1, 1998 through January 31, 1999, 0.62% and (z) the outstanding principal balance of such Consolidation Loan (including any increases in the principal balance of a Consolidation Loan due to the addition of the principal balance of a related Add-on Consolidation Loan) plus accrued interest on such Consolidation Loan as of the last day of such month.

            "Moody's" means Moody's Investors Service, Inc.

            "Net Principal Cash Flow Amount" means, as of any date, the Principal Cash Flow Amount (calculated for the Collection Period ending in the preceding calendar month or, if no Collection Period ended in the preceding calendar month, calculated for each preceding calendar month during the current Collection Period) minus, after the Revolving Period, the Capitalized Interest Amount for such Collection Period or for each such preceding calendar month, as the case may be.

            "Net Trust Swap Payment" means, with respect to any Quarterly Payment Date, the difference, if negative, between the regularly scheduled amount (without regard to any carryover amounts or Termination Payments) owed by any Swap Counterparty to the Trust on a Quarterly Payment Date and the regularly scheduled amount (without regard to any carryover amounts or Termination Payments) owed by the Trust to such Swap Counterparty on such Quarterly Payment Date pursuant to Section 2 of a Swap Agreement.

            "Net Trust Swap Payment Carryover Shortfall" means, with respect to any Quarterly Payment Date with respect to which amounts are still owing to any Swap Counterparty in respect of a Swap Agreement, the excess of (i) the Trust Swap Payment Amount for such Swap Agreement on the preceding Quarterly Payment Date over (ii) the amount actually received by such Swap Counterparty out of the Available Funds or the Reserve Account on such preceding Quarterly Payment Date plus interest on such excess from such preceding Quarterly Payment Date to the current Quarterly Payment Date at the rate of Three-Month LIBOR for the related Quarterly Interest Period.

            "Net Trust Swap Receipt" means, with respect to any Quarterly Payment Date, the difference, if positive, between the regularly scheduled amount (without regard to any carryover amounts or Termination Payments) owed by any Swap Counterparty to the Trust on a Quarterly Payment Date and the regularly scheduled amount (without regard to any carryover amounts or Termination Payments) owed by the Trust to such Swap Counterparty on such Quarterly Payment Date pursuant to Section 2 of a Swap Agreement.

            "Net Trust Swap Receipt Carryover Shortfall" means, with respect to any Quarterly Payment Date with respect to which amounts are still owing to the Trust in respect of a Swap Agreement, the excess of (i) the Trust Swap Receipt Amount for such Swap Agreement on the preceding Quarterly Payment Date over (ii) the amount actually paid by the related Swap

Counterparty to the Trust on such preceding Quarterly Payment Date plus interest on such excess from such preceding Quarterly Payment Date to the current Quarterly Payment Date at the rate of Three-Month LIBOR for the related Quarterly Interest Period.

            "New Loan" means a Financed Student Loan which (i) is made by an eligible lender under the Higher Education Act to a Borrower who is not a Borrower under any Initial Financed Student Loan, (ii) is made under a loan program which existed as of the Closing Date, and (iii) is guaranteed by a Guarantor.

            "91-Day Treasury Bills" means direct obligations of the United States with a maturity of thirteen weeks.

            "Note Owner" means, with respect to a Book-Entry Note, the Person who is the owner of such Book-Entry Note, as reflected on the books of the Clearing Agency, or on the books of a Person maintaining an account with such Clearing Agency (directly as a Clearing Agency Participant or as an indirect participant, in each case in accordance with the rules of such Clearing Agency).

            "Note Rate" means any one of the Class A-1 Note Rate, the Class A-2 Note Rate or the Subordinate Note Rate, as the case may be.

            "Note Register" and "Note Registrar" have the respective meanings specified in Section 2.04 of the Indenture.

            "Noteholder" means the Person in whose name a Note is registered in the Note Register.

            "Noteholders' Interest Distribution Amount" means, with respect to any Quarterly Payment Date, the sum of the Class A-1 Noteholders' Interest Distribution Amount, the Class A-2 Noteholders' Interest Distribution Amount and the Subordinate Noteholders' Interest Distribution Amount.

            "Notes" means, collectively, the Class A-1 Notes, Class A-2 Notes and the Subordinate Notes.

            "Obligor" on a Student Loan means the borrower or co-borrowers of such Student Loan and any other Person who owes payments in respect of such Student Loan, including the Guarantor thereof and, with respect to any Interest Subsidy Payment or Special Allowance Payment, if any, thereon, the Department.

            "Officers' Certificate" means (i) in the case of the Issuer, a certificate signed by any two Authorized Officers of the Issuer, under the circumstances described in, and otherwise complying with, the applicable requirements of Section 11.01 of the Indenture, and delivered to the Indenture Trustee and (ii) in the case of the Seller, the Servicer or the Administrator, a certificate signed by any two Authorized Officers of the Seller, the Servicer or the Administrator, as appropriate.

            "Opinion of Counsel" means (i) with respect to the Issuer, one or more written opinions of counsel who may, except as otherwise expressly provided in the Indenture, be employees of or counsel to the Issuer and who shall be satisfactory to the Indenture Trustee, and which opinion or opinions shall be addressed to the Indenture Trustee as Indenture Trustee, shall comply with any applicable requirements of Section 11.01 of the Indenture, and shall be in form and substance satisfactory to the Indenture Trustee and (ii) with respect to the Seller, the Administrator, the Servicer or a Federal Guarantor, one or more written opinions of counsel who may be an employee of or counsel to the Seller, the Administrator, the Servicer or such Federal Guarantor, which counsel shall be acceptable to the Indenture Trustee, the Eligible Lender Trustee or the Rating Agencies, as applicable.

            "Outstanding" means, as of the date of determination, all Notes theretofore authenticated and delivered under this Indenture except:

                        (i) Notes theretofore cancelled by the Note Registrar or
            delivered to the Note Registrar for cancellation;

                        (ii) Notes or portions thereof the payment for which
            money in the necessary amount has been theretofore deposited with the Indenture Trustee or any Paying Agent in trust for the Noteholders thereof (provided, however, that if such Notes are to be redeemed, notice of such redemption has been duly given pursuant to the Indenture); and

                        (iii) Notes in exchange for or in lieu of other Notes
            which have been authenticated and delivered pursuant to the Indenture unless proof satisfactory to the Indenture Trustee is presented that any such Notes are held by a bona fide purchaser;

provided, however, that in determining whether the Noteholders of the requisite Outstanding amount of the Notes have given any request, demand, authorization, direction, notice, consent or waiver hereunder or under any other Basic Document, Notes owned by the Issuer, any other obligor upon the Notes, the Seller or any Affiliate of any of the foregoing Persons shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Indenture Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Notes that a Responsible Officer of the Indenture Trustee either actually knows to be so owned or has received written notice thereof shall be so disregarded. Notes so owned that have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Indenture Trustee the pledgee's right so to act with respect to such Notes and that the pledgee is not the Issuer, any other obligor upon the Notes, the Seller or any Affiliate of any of the foregoing Persons.

            "Outstanding Amount" means the aggregate principal amount of all Notes Outstanding at the date of determination.

            "Parity Date" means the first Quarterly Payment Date on which the aggregate principal amount of the Notes, after giving effect to all distributions on such date, is no longer in excess of the Pool Balance as of the last day of the related Collection Period.

            "Paying Agent" means the Indenture Trustee or any other Person that meets the eligibility standards for the Indenture Trustee specified in Section
6.11 of the Indenture and is authorized by the Issuer to make the payments to and distributions from the Collection Account and payments of principal of and interest and any other amounts owing on the Notes on behalf of the Issuer.

            "Person" means any individual, corporation, estate, partnership, joint venture, limited liability company, limited liability partnership, association, joint stock company, trust (including any beneficiary thereof), unincorporated organization or government or any agency or political subdivision thereof.

            "Physical Property" has the meaning assigned to such term as the definition of "Delivery" above.

            "PLUS Loan" means a Student Loan designated as such that is made under the Parent Loans to Undergraduate Students Program pursuant to the Higher Education Act.

            "Pool Balance" means, as of the close of business on the last day of any Collection Period, the aggregate principal balances of the Financed Student Loans as of such day (including accrued interest thereon for the immediately preceding Collection Period to the extent such interest will be capitalized upon commencement of repayment, excluding any Purchased Student Loans and Liquidated Student Loans).

            "Predecessor Note" means, with respect to any particular Note, every previous Note evidencing all or a portion of the same debt as that evidenced by such particular Note; and, for the purpose of this definition, any Note authenticated and delivered under Section 2.05 of the Indenture and in lieu of a mutilated, lost, destroyed or stolen Note shall be deemed to evidence the same debt is the mutilated, lost, destroyed or stolen Note.

            "Prefunding Account" means the account designated as such, established and maintained pursuant to Section 2(c) of the Administration Agreement, which shall be an Eligible Deposit Account.

            "Prefunded Loans" means those Financed Student Loans acquired by the Issuer with funds on deposit in the Prefunding Account.

            "Prefunding Account Closing Date Deposit" means $190,000,000.

            "Principal Cash Flow Amount" means, with respect to any Quarterly Payment Date, the sum of the following amounts with respect to the related Collection Period, or with respect to any other date of determination, the sum of the following amounts with respect to the period specified: (i) that portion of all collections received by the Servicer and remitted to the

Indenture Trustee on the Financed Student Loans that is allocable to principal (including the portion of any Guarantee Payments received that is allocable to principal of the Financed Student Loans); (ii) all Liquidation Proceeds attributable to the principal amount of Financed Student Loans which became Liquidated Student Loans during such Collection Period, or such other specified period, in accordance with the Servicer's customary servicing procedures and have been received by the Servicer during such Collection Period and remitted to the Indenture Trustee, together with all Realized Losses on such Financed Student Loans; (iii) to the extent attributable to principal, the Purchase Amount received by the Indenture Trustee with respect to each Financed Student Loan repurchased by the Seller or purchased by the Servicer as a result of a breach of a representation, warranty or covenant which arose during the related Collection Period or such other specified period; and (iv) the Principal Distribution Adjustment; provided, however, that the Principal Distribution Amount will exclude all payments and proceeds (including Liquidation Proceeds) of any Financed Student Loans the Purchase Amount of which has been included in Available Funds for a prior Collection Period and if the Revolving Period terminated during the related Collection Period, will exclude the amount of collections in respect of principal on the Financed Student Loans during such Collection Period that were applied by the Issuer during the Collection Period to purchase New Loans with amounts on deposit in the Collateral Reinvestment Account or that were on deposit in the Collateral Reinvestment Account at the end of the Revolving Period.

            "Principal Distribution Adjustment" means, with respect to any Quarterly Payment Date, the amount of the Available Funds on such Quarterly Payment Date to be used to make additional principal distributions to Noteholders to account for (i) the amount of any insignificant balance remaining outstanding as of such Quarterly Payment Date on a Financed Student Loan after receipt of a final payment from a Borrower or a Guarantor, when such insignificant balances are waived in the ordinary course of business by the Servicer at the direction of the Administrator in accordance with the Servicing Agreement or (ii) the amount of principal collections erroneously treated as interest collections including, without limitation, by reason of the failure by a Borrower to capitalize interest that had been expected to be capitalized; provided, however, that the Principal Distribution Adjustment for any Quarterly Payment Date shall not exceed the lesser of (x) $100,000 and (y) the amount of any Reserve Account Excess after giving effect to all distributions to be made therefrom on such Quarterly Payment Date other than distributions to the Company out of such excess.

            "Principal Distribution Amount" means, with respect to any Quarterly Payment Date occurring after the Revolving Period, the Net Principal Cash Flow Amount for such Quarterly Payment Date minus the sum of (i) any funds remitted to the Seller during the preceding Collection Period for the Purchase Collateral Balance of Serial Loans and (ii) any funds which are applied during the preceding Collection Period to fund the addition of the principal balance of any Add-on Consolidation Loan to the principal balance of a related Consolidation Loan.

            "Proceeding" means any suit in equity, action at law or other judicial or administrative proceeding.

            "Purchase Amount" means, with respect to a Financed Student Loan other than a Serial Loan to be purchased from the Issuer, the amount required, as of the close of business on the last day of a Monthly Interest Period or Quarterly Interest Period, as applicable, to prepay in full the respective Student Loan under the terms thereof including all accrued borrower interest thereon; provided, however, that the Purchase Amount for a Financed Student Loan, which is being repurchased by the Seller as a result of a breach of the representation and warranty provided for in the last sentence of the first paragraph of Exhibit C to the Loan Sale Agreement will be calculated without regard to any amount which the Seller has advanced with respect to such loan and which was not reflected by the principal balance of such loan as of the Cutoff Date (or the applicable Subsequent Cutoff Date, as the case may be) after the loan was sold into the Trust.

            "Purchase Collateral Balance" means with respect to a Prefunded Loan, a New Loan or a Serial Loan to be purchased by the Issuer, an amount equal, as of the related Subsequent Cut-off Date, to the principal balance of such loan plus accrued borrower interest thereon if and to the extent that such interest is not then payable and will, pursuant to the terms of such loan, be capitalized and added to the principal balance of such loan.

            "Purchase Premium Amount" means with respect to a Prefunded Loan, a New Loan or a Serial Loan (other than an Exchanged Serial Loan) to be purchased by the Issuer, an additional amount to the Purchase Collateral Balance equal to the sum of (i) an amount not to exceed 1.5% of the related Purchase Collateral Balance and (ii) accrued borrower interest on the principal balance owed by the applicable Borrower thereon to the extent that such interest will not be capitalized.

            "Purchased Student Loan" means a Financed Student Loan purchased as of the close of business on the last day of a Monthly Collection Period or Collection Period, as applicable, by the Servicer pursuant to Section 3.05 of the Servicing Agreement or repurchased by the Seller pursuant to Section 3.02 of the Loan Sale Agreement.

            "Qualified Substitute Student Loan" means a Student Loan that (i) was originated under the same loan program and is guaranteed by a Guarantor and entitles the holder thereof to receive interest based on the same interest rate index as the related Deleted Student Loan for which it is to be substituted, and
(ii) will not, at any level of such interest rate index, have an interest rate that is less than that of such Deleted Student Loan.

            "Quarterly Payment Date" means the Monthly Payment Date occurring in each January, April, July and October, commencing with the Monthly Payment Date occurring in October 2000

            "Quarterly Interest Period" means, with respect to a Quarterly Payment Date, the period from and including the Quarterly Payment Date immediately preceding such Quarterly Payment Date (or in the case of the first Quarterly Payment Date, the Closing Date) to but excluding such Quarterly Payment Date. In the case of the initial Quarterly Interest Period, interest will accrue for the period from the Closing Date to but excluding July 28, 2000

(computed on the basis of the actual number of days elapsed in such Quarterly Interest Period over a year of 360 days) based on Three-Month LIBOR as determined on the initial LIBOR Determination Date and interest will accrue for the period from July 28, 2000 to but excluding October 28, 2000 (computed on the basis of the actual number of days elapsed in such Quarterly Interest Period over a year of 360 days) based on Three-Month LIBOR as determined on the LIBOR Determination Date in July 2000.

            "Rating Agency" means Moody's, S&P and Fitch. If no such organization or successor is any longer in existence, "Rating Agency" shall be a nationally recognized statistical rating organization or other comparable Person designated by the Seller, notice of which designation shall be given to the Indenture Trustee, the Eligible Lender Trustee and the Servicer.

            "Rating Agency Condition" means, with respect to any action, that each Rating Agency shall have been given ten days' prior notice thereof and that each of the Rating Agencies shall have notified the Seller, the Servicer, the Eligible Lender Trustee and the Indenture Trustee in writing that such action will not result in and of itself in a reduction or withdrawal of the then current rating of the Class A-1 Notes, the Class A-2 Notes or the Subordinate Notes.

            "Rating Agency Swap Condition" means, with respect to any new Swap Agreement or amendment to a Swap Agreement, that (1) the Swap Counterparty has a counterparty rating of at least "A2" by Moody's or "A" by S&P; (2) each Rating Agency shall have been given ten days' prior written notice of the name of the related Swap Counterparty and the terms of the related Swap Agreement; and (3) prior to the expiration of ten days following such notice that none of the Rating Agencies shall have notified the Administrator, the Seller, the Servicer, the Eligible Lender Trustee or the Indenture Trustee in writing that such action will result in and of itself in a reduction, withdrawal or placement of credit watch on the then current rating of the Class A-1 Notes, the Class A-2 Notes or the Subordinate Notes.

            "Realized Losses" means the excess of the aggregate principal balance of any Liquidated Student Loan plus accrued but unpaid interest thereon over Liquidation Proceeds to the extent allocable to principal.

            "Record Date" means, with respect to a Quarterly Payment Date or a Redemption Date, the close of business on the twenty-seventh day of the calendar month in which such Quarterly Payment Date or Redemption Date occurs (whether or not such date is a Business Day).

            "Recoveries" means, with respect to any Liquidated Student Loan, all monies in respect thereof, from whatever source, that have been received by the Servicer and remitted to the Indenture Trustee during any Monthly Collection Period or Collection Period, as applicable, following the Monthly Collection Period or Collection Period, as applicable, in which such Financed Student Loan became a Liquidated Student Loan, net of the sum of all reasonable amounts expended by the Servicer for the account of any Obligor to the extent not previously reimbursed from Liquidation Proceeds or otherwise and any amounts required by law to be remitted to the Obligor.

            "Redemption Date" means in the case of a payment to the Noteholders pursuant to Section 10.01 of the Indenture, the Quarterly Payment Date specified by the Administrator or the Issuer pursuant to Section 10.01 (b) or (c) of the Indenture.

            "Redemption Price" means, in the case of a payment made to the Noteholders pursuant to Section 10.01 (b) or (c) of the Indenture, the Outstanding Amount of the Notes and all accrued and unpaid interest thereon.

            "Reference Banks" means four major banks in the London interbank market selected by the Administrator.

            "Repayment" means the period of time during which a Borrower is required to make installment payments to repay the aggregate principal amount plus accrued interest of all amounts borrowed by virtue of the Borrower Note(s) executed by such Borrower.

            "Repayment Loan" means a Student Loan during a period of Repayment.

            "Reserve Account" means the account designated as such, established and maintained pursuant to Section 2(c) of the Administration Agreement, which shall be an Eligible Deposit Account.

            "Reserve Account Excess" has the meaning specified in Section 2(e)(ii) of the Administration Agreement.

            "Reserve Account Initial Deposit" means $3,000,000.

            "Reserve Account Trigger" will be triggered with respect to a Quarterly Payment Date if (1) Three-Month LIBOR for the related LIBOR Reset Period exceeds (2) the greater of (a) the T-Bill Rate for the related Quarterly Interest Period and (b) the 91-Day Treasury Bill rate in effect for the variable rate Student Loans effective as of the preceding July 1, by more than 1.25%; provided that the Reserve Account Trigger may be modified for any reason (including as a result of the Trust entering into one or more Swap Agreements) upon satisfaction of the Rating Agency Condition.

            "Responsible Officer" means, with respect to the Indenture Trustee, any officer within the Corporate Trust Office of the Indenture Trustee, including any vice president, assistant vice president, assistant treasurer, assistant secretary, or any other officer of the Indenture Trustee customarily performing functions similar to those performed by any of the above designated officers, with direct responsibility for the administration of the Indenture and the other Basic Documents on behalf of the Indenture Trustee and also, with respect to a particular matter, any other officer to whom such matter is referred because of such officer's knowledge of and familiarity with the particular subject.

            "Revolving Period" means the period from the close of business on the Closing Date until the first to occur of (i) an Early Amortization Event or
(ii) the last day of the Collection Period preceding the April 2002 Quarterly Payment Date.

            "S&P" means Standard & Poor's, a division of The McGraw-Hill Companies, Inc.

            "Schedule of Student Loans" means the listing of the Financed Student Loans set forth in Schedule A to the Loan Sale Agreement and to the Indenture (which Schedule may be in the form of microfiche) as the same may be amended from time to time.

            "Secretary" means the Secretary of the Department, or any predecessor or successor to the functions thereof under the Higher Education Act.

            "Securities Act" means the federal Securities Act of 1933, as amended.

            "Seller" means SMS, in its capacity as seller of the Financed Student Loans.

            "Senior Noteholder" means the Noteholder of a Senior Note.

            "Senior Notes" means collectively, the Class A-1 Notes and the Class A-2 Notes.

            "Senior Noteholders' Distribution Amount" means, with respect to any Quarterly Payment Date, the sum of the Class A-1 Noteholders' Interest Distribution Amount, the Class A-2 Noteholders' Interest Distribution Amount and the Senior Noteholders' Principal Distribution Amount for such Quarterly Payment Date.

            "Senior Noteholders' Interest Distribution Amount" means, with respect to any Quarterly Payment Date, the sum of (i) the Class A-1 Noteholders' Interest Distribution Amount and (ii) the Class A-2 Noteholders' Interest Distribution Amount, each for such Quarterly Payment Date.

            "Senior Noteholders' Principal Carryover Shortfall" means, as of the close of any Quarterly Payment Date, the excess of (i) the Senior Noteholders' Principal Distribution Amount on such Quarterly Payment Date over (ii) the amount of principal actually distributed to the Senior Noteholders on such Quarterly Payment Date.

            "Senior Noteholders' Principal Distribution Amount" means, with respect to any Quarterly Payment Date (if the Revolving Period has terminated on or prior to the end of the related Collection Period with respect to such Quarterly Payment Date), the Principal Distribution Amount for such Quarterly Payment Date plus the Senior Noteholders' Principal Carryover Shortfall as of the close of the preceding Quarterly Payment Date; provided, however, that the Senior Noteholders' Principal Distribution Amount will not exceed the outstanding aggregate principal balance of the Senior Notes. In addition, (i) on the Class A-1 Note Final Maturity Date, the principal required to be distributed to Class A-1 Noteholders will include the amount required to reduce the outstanding principal balance of the Class A-1 Notes to zero and (ii) on the Class A-2 Note Final Maturity Date, the principal required to be distributed to Class A-2 Noteholders will include the amount required to reduce the outstanding principal balance of the Class A-2 Notes to zero.

            "Senior Notes" means, collectively, the Class A-1 Notes and the Class A-2 Notes.

            "Serial Loan" means a Financed Student Loan which (i) is made by an eligible lender under the Higher Education Act to a Borrower who is also a Borrower under at least one outstanding Financed Student Loan and is acquired by the Seller, (ii) is made under the same federal loan program as such Financed Student Loan, (iii) has the same Guarantor as such Financed Student Loan and
(iv) has a final maturity date during or before the Collection Period preceding the Subordinate Note Final Maturity Date.

            "Servicer" means Loan Services, in its capacity as servicer of the Financed Student Loans or any permitted Successor Servicer.

            "Servicer Default" means an event specified in Section 6.01 of the Servicing Agreement.

            "Servicer Liability Limit" has the meaning specified in Section 3.05(a) of the Servicing Agreement.

            "Servicer Liability Period" has the meaning specified in Section 3.05(a) of the Servicing Agreement.

            "Servicing Agreement" means the Servicing Agreement dated as of April 1, 2000, among the Issuer, the Servicer, the Seller and the Eligible Lender Trustee.

            "Servicing Fee" has the meaning specified in Section 3.06 of the Servicing Agreement.

            "Servicing Fee Shortfall" has the meaning specified in Section 3.06 of the Servicing Agreement.

            "SLS Loan" means a Student Loan designated as such that is made under the Supplemental Loans for Students Program pursuant to the Higher Education Act.

            "SMS" means USA Group Secondary Market Services, Inc., a Delaware corporation.

            "Special Allowance Payments" means payments, designated as such, consisting of effective interest subsidies by the Department in respect of the Financed Student Loans to the Eligible Lender Trustee on behalf of the Trust in accordance with the Higher Education Act.

            "Special Determination Date" none.

            "Specified Reserve Account Balance" with respect to any Quarterly Payment Date means the greatest of: (a) 0.25% of the principal balance of the Notes after taking into account the effect of distributions on such Quarterly Payment Date, (b) $1,500,000 after giving effect to payments on the Quarterly Payment Date and (c) if the Reserve Account Trigger is triggered with respect to such Quarterly Payment Date, the outstanding principal amount of the Notes after giving effect to payments on the Quarterly Payment Date; provided, however, that in no event shall the Specified Reserve Account Balance exceed the outstanding principal balance of the Notes.

            "Stafford Loan" means a Student Loan designated as such that is made under the Robert T. Stafford Student Loan Program in accordance with the Higher Education Act.

            "State" means any one of the 50 States of the United States of America, the trust territories of the United States, or the District of Columbia.

            "Student Loan" means an agreement to repay a disbursement of money to or on behalf of an eligible student, evidenced by a Borrower Note and guaranteed in accordance with the policies and procedures of the Guarantor.

            "Student Loan Files" means the documents relating to the Financed Student Loans specified in Section 2.01 of the Servicing Agreement.

            "Student Loan Rate Accrual Period" means, with respect to any Quarterly Interest Date, the Collection Period preceding such Quarterly Payment Date.

            "Subordinate Note" means a Class B Floating Rate Asset-Backed Subordinate Note issued pursuant to the Indenture, substantially in the form of Exhibit A-4 thereto.

            "Subordinate Note Final Maturity Date" means the October 2036 Quarterly Payment Date.

            "Subordinate Note Pool Factor" as of the close of business on a Quarterly Payment Date means a seven-digit decimal figure equal to the outstanding principal balance of the Subordinate Notes divided by the original outstanding principal balance of the Subordinate Notes. The Subordinate Note Pool Factor will be 1.0000000 as of the Closing Date; thereafter, the Subordinate Note Pool Factor will decline to reflect reductions in the outstanding principal balance of the Subordinate Notes.

            "Subordinate Note Rate" means, with respect to any Quarterly Payment Date and the related Quarterly Interest Period, the interest rate per annum (computed on the basis of the actual number of days in such Quarterly Interest Period over a year of 360 days) equal to Three-Month LIBOR for the related LIBOR Reset Period plus 0.70%, provided that if the Subordinate Note Trigger is triggered with to respect any Quarterly Payment Date, the Subordinate Note Rate shall equal zero until the Subordinate Note Trigger is no longer triggered.

            "Subordinate Note Trigger" shall be triggered on any Quarterly Payment Date and with respect to the related Quarterly Interest Period if (a) the Pool Balance as of the last day of the related Collection Period plus the amount on deposit in the Reserve Account, the Collateral Reinvestment Account and the Prefunding Account is less than (b) 92.00% of the aggregate principal amount of the Notes after giving effect to all distributions on such Quarterly Payment Date, and shall remain triggered with respect to each succeeding Quarterly Interest Period until the earlier of (1) the first day of the Quarterly Interest Period relating to the Quarterly Payment

Date on which the amount calculated in clause (a) above equals or exceeds 100.00% of the aggregate principal amount of the Notes after giving effect to all distributions on such Quarterly Payment Date and (2) the first day of the Quarterly Interest Period relating to the Quarterly Payment Date on which the outstanding principal amount of the Senior Notes is reduced to zero.

            "Subordinate Noteholder" means the Noteholder of a Subordinate Note.

            "Subordinate Noteholders' Distribution Amount" means, with respect to any Quarterly Payment Date, the Subordinate Noteholders' Interest Distribution Amount for such Quarterly Payment Date plus, with respect to any Quarterly Payment Date on and after which the Senior Notes have been paid in full, the Subordinate Noteholders' Principal Distribution Amount for such Quarterly Payment Date.

            "Subordinate Noteholders' Interest Carryover Shortfall" means, with respect to any Quarterly Payment Date, the excess of (i) the Subordinate Noteholders' Interest Distribution Amount on the preceding Quarterly Payment Date over (ii) the amount of interest actually distributed to the Subordinate Noteholders on such preceding Quarterly Payment Date, plus interest on the amount of such excess, to the extent permitted by law, at the then current Subordinate Note Rate from such preceding Quarterly Payment Date to the current Quarterly Payment Date.

            "Subordinate Noteholders' Interest Distribution Amount" means, with respect to any Quarterly Payment Date, the sum of (i) the amount of interest accrued at the Subordinate Note Rate for the related Quarterly Interest Period on the aggregate principal amount of the Subordinate Notes outstanding on the immediately preceding Quarterly Payment Date (after giving effect to all principal distributions to Subordinate Noteholders on such Quarterly Payment
Date) or, in the case of the first Quarterly Payment Date, on the Closing Date,
(ii) the Subordinate Noteholders' Interest Carryover Shortfall for such Quarterly Payment Date and (iii) with respect to the first Quarterly Payment Date on which the Subordinate Note Trigger is not triggered following a Quarterly Payment with respect to which the Subordinate Note Trigger was triggered, the amount that would have been calculated pursuant to clause (i) above for all Quarterly Payment Dates for which the Subordinate Note Trigger was in effect calculated as if the Subordinate Note Trigger was not in effect (and not previously included in Subordinate Noteholders' Interest Distribution Amount) plus interest thereon at the Subordinate Note Rate for each Quarterly Interest Period while the Subordinate Note Trigger was triggered. Payments with respect to the Subordinate Noteholders' Interest Distribution Amount shall be allocated first with respect to clause (i) above, second with respect to clause
(ii) above and third with respect to clause (iii) above.

            "Subordinate Noteholders' Principal Carryover Shortfall" means, as of the close of any Quarterly Payment Date on or after which the Senior Notes have been paid in full, the excess of (i) the Subordinate Noteholders' Principal Distribution Amount on such Quarterly Payment Date over (ii) the amount of principal actually distributed to the Subordinate Noteholders on such Quarterly Payment Date.

            "Subordinate Noteholders' Principal Distribution Amount" means, with respect to each Quarterly Payment Date on and after which the aggregate principal amount of the Senior Notes has been paid in full, the sum of (a) the Principal Distribution Amount for such Quarterly Payment Date (or, in the case of the Quarterly Payment Date on which the aggregate principal balance of the Senior Notes is paid in full, any remaining Principal Distribution Amount not otherwise distributed to the Senior Noteholders on such Quarterly Payment Date) and (b) the Subordinate Noteholders' Principal Carryover Shortfall as of the close of the preceding Quarterly Payment Date; provided, however, that the Subordinate Noteholders' Principal Distribution Amount will in no event exceed the aggregate principal amount of the Subordinate Notes outstanding on such date. In addition, on the Subordinate Note Final Maturity Date, the principal required to be distributed to the Subordinate Noteholders will include the amount required to reduce the outstanding principal amount of the Subordinate Notes to zero.

            "Subsequent Cutoff Date" means for Prefunded Loans, New Loans or Serial Loans, the date as of which any New Loan, Prefunded Loan or Serial Loan is transferred to the Issuer and the date on and after which all distributions on such loan are property of the Issuer or the date of the related Assignment in the case of any Qualified Substitute Student Loan.

            "Subservicer" UNIPAC Service Corporation.

            "Subservicing Agreement" means the Subservicing Agreement dated as of April 1, 2000 between Loan Services and the Subservicer.

            "Substitution Adjustment Amount" has the meaning specified in
Section 3.02 of the Loan Sale Agreement.

            "Successor Servicer" has the meaning specified in Section 3.07(e) of the Indenture.

            "Swap Agreement" means any interest rate swap agreement, entered into by the Trust with a Swap Counterparty document according to a 1992 ISDA Master Agreement (or any subsequent version substantially in the same form as the 1992 version) (Multicurrency-Cross Border) and any replacement Swap Agreement in accordance with the Basic Documents.

            "Swap Counterparty" means any swap counterparty appointed in accordance with the terms of a Swap Agreement.

            "Tax Characterization Amendment" has the meaning specified in
Section 5.04 of the Trust Agreement.

            "T-Bill Rate" means, with respect to any Quarterly Interest Period, the weighted average of the T-Bill Rates for each day within the Quarterly Interest Period and, with respect to any date within a Quarterly Interest Period, means the weighted average per annum discount rate (expressed on a bond equivalent basis and applied on a daily basis) for 91-day Treasury Bills sold at the most recent 91-day Treasury Bill auction prior to such date as reported by the U.S. Treasury Department. In the event that the results of the auctions of 91-day Treasury Bills cease to be published or reported as provided above, or that no such auction is held in a particular week, then the "T-Bill Rate" in effect as a result of the last such publication or report shall remain in effect until such time, if any, as the results of auctions of 91-day Treasury shall again be so published or reported or such auction is held, as the case may be. The T-Bill Rate with respect to a Swap Agreement, if specified in the related Swap Agreement, shall be subject to a Lock-In Period (as defined in each Swap Agreement, if any) of six Business Days.

            "Telerate Page 3750" means the display page so designated on the Dow Jones Telerate Service (or such other page as may replace that page on any service for the purpose of displaying comparable rates or prices).

            "Termination Event" has the meaning specified in each Swap Agreement, if any.

            "Termination Payment" has the meaning specified in each Swap Agreement, if any.

            "Three-Month LIBOR" means, with respect to any LIBOR Reset Period, the London interbank offered rate for deposits in U.S. dollars having a maturity of three months commencing on the related LIBOR Determination Date (the "Index Maturity") which appears on Telerate Page 3750 as of 11:00 a.m. London time, on such LIBOR Determination Date. If such rate does not appear on Telerate Page 3750, the rate for that day will be determined on the basis of the rates at which deposits in U.S. dollars, having the Index Maturity and in a principal amount of not less than U.S. $1,000,000, are offered at approximately 11:00 a.m., London time, on such LIBOR Determination Date to prime banks in the London interbank market by the Reference Banks. The Administrator will request the principal London office of each of such Reference Banks to provide a quotation of its rate. If at least two such quotations are provided, the rate for that day will be the arithmetic mean of the quotations. If fewer than two quotations are provided, the rate for that day will be the arithmetic mean of the rates quoted by major banks in The City of New York, selected by the Administrator, at approximately 11:00 a.m., New York time, on such LIBOR Determination Date, for loans in U.S. dollars to leading European banks having the Index Maturity and in a principal amount equal to an amount of not less than U.S. $1,000,000; provided, however, that if the banks selected as aforesaid are not quoting as mentioned in this sentence, Three-Month LIBOR in effect for the applicable LIBOR Reset Period will be the Three-Month LIBOR in effect for the previous LIBOR Reset Period.

            "Transfer" means any direct or indirect transfer, sale, pledge, hypothecation or other form of assignment of any ownership interest in a Note or, with respect Section 3.01 of the Trust Agreement, in the Trust.

            "Transfer Agreement" has the meaning provided in Section 2.03 of the Loan Sale Agreement.

            "Transfer Date" means the day fixed for the transfer of any New Loans, Serial Loans or Prefunded Loans by the Seller to the Issuer pursuant to
Section 2.02(a) of the Loan Sale Agreement.


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

            "Treasury Regulations" means regulations, including proposed or temporary regulations, promulgated under the Code. References in any document or instrument to specific provisions of proposed or temporary regulations shall include analogous provisions of final Treasury Regulations or other successor Treasury Regulations.

            "Trust" means the Issuer, established pursuant to the Trust
Agreement.

            "Trust Account Property" means the Trust Accounts, all amounts and investments held from time to time in any Trust Account (whether in the form of deposit accounts, Physical Property, book-entry securities, uncertificated securities or otherwise), including the Reserve Account Initial Deposit, the Prefunding Account Closing Date Deposit and the Collection Account Closing Date Deposit and all proceeds of the foregoing.

            "Trust Accounts" has the meaning specified in Section 2(c) of the Administration Agreement.

            "Trust Agreement" means the Trust Agreement dated as of April 1, 2000, among the Depositor, the Company and the Eligible Lender Trustee.

            "Trust Estate" means all right, title and interest of the Trust (or the Eligible Lender Trustee on behalf of the Trust) in and to the property and rights assigned to the Trust pursuant to Article II of the Loan Sale Agreement all funds on deposit from time to time in the Trust Accounts and all other property of the Trust from time to time, including any rights of the Eligible Lender Trustee and the Trust pursuant to the Loan Sale Agreement, the Servicing Agreement and the Administration Agreement.

            "Trust Indenture Act" or "TIA" means the Trust Indenture Act of 1939 as in force on the date hereof, unless otherwise specifically provided.

            "Trust Swap Payment Amount" means, with respect to any Quarterly Payment Date and any Swap Agreement, the sum of (i) if the related Swap Agreement is still in effect, the related Net Trust Swap Payment for such Quarterly Payment Date and (ii) the related Net Trust Swap Payment Carryover Shortfall for such Quarterly Payment Date; provided, however, that Termination Payments (other than in respect of clauses (i) and (ii) above) shall not be deemed to be part of the Trust Swap Payment Amount.

            "Trust Swap Receipt Amount" means, with respect to any Quarterly Payment Date and any Swap Agreement, the sum of (i) if the related Swap Agreement is still in effect, the related Net Trust Swap Receipt for such Quarterly Payment Date and (ii) the related Net Trust Swap Receipt Carryover Shortfall for such Quarterly Payment Date.

            "UCC" means, unless the context otherwise requires, the Uniform Commercial Code, as in effect in the relevant jurisdiction, as amended from time to time.

            "United States Person" means a citizen or resident of the United States, a corporation, partnership or other entity created or organized in, or under the laws of, the United

States or any political subdivision thereof, or an estate whose income is subject to United States federal income tax regardless of its source, or a trust if a court within the United States is able to exercise primary supervision over the administration of the trust and one or more United States fiduciaries have the authority to control all substantial decisions of the trust.


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